COLLABORATION AGREEMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of collaboration agreements [Abstract]
COLLABORATION AGREEMENTS
NOTE 5: -	COLLABORATION AGREEMENTS-

Below is information regarding collaboration agreements which each amounts to 10% or more of our total revenues in 2017:

a.
Our most significant collaboration in the seed traits activity is with Monsanto, addressing yield, drought tolerance and fertilizer utilization (Yield and Abiotic Stress) in corn, soybean, cotton and canola through biotechnology. The collaboration, initiated in 2008, originally focused on gene discovery, and a 2011 expansion of the agreement added new research activities for increasing trait efficacy. The collaboration was extended and expanded for a second time in October 2013, including to address corn resistance to Fusarium, a fungus responsible for Stalk Rot disease in corn. In July 2017, we announced the successful completion of the gene discovery stage of the Yield and Abiotic Stress seed traits activities under the collaboration, which now focus on progressing selected gene candidates through additional testing in Monsanto’s product development pipeline. Our Fusarium-related activities under the extended agreement are scheduled to expire in August 2019.

b.
We have a collaboration with a multinational consumer goods company, addressing yield improvement in a certain field crop through non-GM methods. In this collaboration, initiated in 2014, we generate new varieties of the target crop using a molecular biology method known as TILLING with the goal that our partner includes such new varieties in its breeding pipeline. Our activities under this agreement are scheduled to expire in 2018.